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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported) July 23, 1998
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                     THE AEGIS CONSUMER FUNDING GROUP, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
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                    (State of Incorporation or Organization)

     0-25714                                            22-3008867
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(Commission File No.)                     (I.R.S. Employer Identification No.)


  200 North Cobb Parkway, Suite 428, Marietta, Georgia                30062
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         (Address of Principal Executive Offices)                 (Zip Code)

                                 (770) 281-7000
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              (Registrant's Telephone Number, Including Area Code)


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         (Former Name or Former Address, if Changed Since Last Report)



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ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS.
                  On July 23, 1998, the stockholders of The Aegis Consumer Funding Group, Inc. (the "Company"), at its Annual Meeting of Stockholders (the "Meeting"), approved the sale (the "Sale") of all of the capital stock (the "Shares") of the Company's wholly-owned subsidiary, Systems & Services Technologies, Inc. ("SST"), to Adams, Viner & Mosler, Ltd., an Illinois limited partnership ("AVM"), and III Associates, a Nevada general partnership ("III"), for $7,000,000 in cash. The sale was consummated the same day. The terms of the Sale agreement provide the Company with an option (the "Option") to repurchase all, but not less than all, of the Shares of SST at a purchase price equal to $7,000,000 plus a premium thereon at the rate of 5% per annum from July 23, 1998 to the date on which the Option is exercised. The Option expires on December 31, 1998. See "Other Events -- Annual Meeting of Stockholders."

                  III Offshore Advisors, an affiliate of III, serves as the investment advisor for The High Risk Opportunities Hub Fund, Ltd. (the "Hub Fund"), which owns approximately 44% of the outstanding shares of the common stock, par value $.01 per share, of the Company (the "Common Stock"). The Hub Fund also owns 21 shares of Series C Preferred Stock, par value $.10 per share (the "Series C Preferred Stock"), of the Company, which is convertible into shares of Common Stock. Through its ability to direct investment in the Company through the Hub Fund, as of July 23, 1998, III Offshore Advisors may be deemed a beneficial owner of an aggregate of approximately 47.7% of the shares of Common


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Stock. Such percentage of beneficial ownership is subject to fluctuation because the applicable conversion price of the Series C Preferred Stock is based upon the market price of Common Stock.

                  The Hub Fund also owns 4,946.903 shares of Class D Redeemable Preferred Stock, par value $.10 per share (the "Class D Redeemable Preferred Stock"), of the Company. In addition, III Finance Ltd. ("III Finance"), another affiliate of III, owns an additional 16,159.877 shares of Class D Redeemable Preferred Stock of the Company. Such shares of Class D Redeemable Preferred Stock are redeemable at the election of the holder thereof at any time. Upon any such election, the Company has the option to pay the redemption price in Common Stock of the Company or cash. If the shares of Class D Redeemable Preferred Stock were redeemed at the election of the holders thereof and the Company opted to issue Common Stock therefor, an aggregate of approximately 16,751,413 shares would be issuable.

                  At the Meeting, as discussed in Item 5 below, Messrs. Warren B. Mosler and Robert Fasulo were elected directors of the Company. Mr. Mosler is a managing general partner of AVM, a registered broker-dealer and futures commission merchant, and a principal of and trader for III Offshore Advisers. Mr. Fasulo is General Counsel and Chief Compliance Officer of AVM and a principal of III and of III Offshore Advisers.

                  III Finance is also a creditor of the Company with respect to its $75 million warehouse line of credit, lease warehouse facility and retained yield line financing. In addition, in connection with the Company's securitization transactions,


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III and/or its affiliates have purchased in excess of $500 million of trust certificates which are backed by the Company's finance contracts.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

                  (a) On August 6, 1998, the engagement of Ernst & Young LLP as the Company's independent auditors for the fiscal year ended June 30, 1998 was terminated by the Company. The termination of Ernst & Young LLP was approved by the Company's Board of Directors on such date. The Company does not have an audit or similar committee. The report of Ernst & Young LLP regarding the Company's financial statements for the year ended June 30, 1997 stated that substantial doubt existed as to the Company's ability to continue as a going concern and that such statements did not include any adjustments that might be necessary should the Company be unable to continue as a going concern. Except as set forth in the preceding sentence, such report (and the report of Ernst & Young LLP for the Company's prior fiscal year) did not contain any adverse opinion or disclaimer of opinion or any qualification or modification as to uncertainty, audit scope or accounting principles. In connection with the audits of the Company's financial statements for each of the two fiscal years ended June 30, 1997, and in the subsequent interim period, there were no disagreements between the Company and Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Ernst & Young LLP, would have caused it to make reference to the matter in


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their report. During the Company's two most recent fiscal years and in the subsequent interim period, no event occured which would be required to be reported pursuant to Item 304(a)(1)(v) of Regulation S-K. Ernst & Young LLP has been provided with a copy of this Current Report on Form 8-K and has been requested to furnish a letter stating whether or not it agrees with the foregoing statement. Such letter will be filed by amendment.

ITEM 5. OTHER EVENTS.

                  (a) Resignations. Effective July 8, 1998 and July 17, 1998 respectively, Carl Frischling and Paul Fitzpatrick resigned as directors of the Company.

                  (b) Annual Meeting of Stockholders. The Meeting was held on July 23, 1998 in Atlanta, Georgia. Three matters were submitted to a vote: (1) the approval of the Sale, (2) the approval of an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of


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Common Stock from 30,000,000 to 75,000,000 (the "Amendment"), and (3) the election of Warren B. Mosler and Robert Fasulo to serve as Class III Directors of the Company until the 2001 Annual Meeting of Stockholders of the Company.

                  The Sale was approved at the Meeting with 19,052,632 votes for; 108,979 votes against; 15,183 votes abstaining; and 10,823,213 broker non-votes. See "ITEM 2 -- Acquisition or Disposition of Assets."

                  The Amendment was approved at the Meeting with 22,209,005 votes for; 229,404 votes against; 57,933 votes abstaining; and 7,503,658 broker non-votes. The Amendment was filed with the Delaware Secretary of State and became effective on July 29, 1998.

                  Both Messrs. Mosler and Fasulo were nominated to serve as directors from the floor at the Meeting and both were elected to serve as Class III Directors of the Company by a vote of 13,135,987 for their respective elections.

                  As stated in subsection (a) of this Item, Carl Frischling resigned as a director of the Company on July 8, 1998. He concurrently withdrew his nomination to serve as a Class III Director of the Company. In light of this withdrawal, proxies delivered to the Company in favor of Mr. Frischling's election or abstaining with respect thereto were counted as abstentions. On this basis there were 11,226,525 abstentions recorded at the Meeting for Mr. Frischling's election to serve as a Class III Director.



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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         *        *        *

(b) Pro Forma Financial Information

                  1. Pro forma financial statements of the Company giving effect to the Sale as indicated in Note 7 to the financial statements of the Company set forth in its Quarterly Report on Form 10-Q for the period ended March 31, 1998, and such pro forma financial statements are incorporated herein by reference.

(c) Exhibits:

                  1. Stock Purchase Agreement dated as of January 28, 1998 between the Company, AVM and III (incorporated by reference from Annex A of the Company's Proxy Statement mailed to stockholders on or about June 17, 1998).

                  2. Certificate of Amendment of the Certificate of Incorporation of the Company.

                  3. Note 7 to the financial statements of the Company for the period ended March 31, 1998 (incorporated by reference from the Company's Quarterly Report on Form 10-Q for the period ended March 31, 1998).


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   THE AEGIS CONSUMER FUNDING GROUP, INC


Date:  August 6, 1998              By: /S/ MATTHEW B. BURNS
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                                            Matthew B. Burns,
                                            Chief Executive Officer and
                                              President



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                                                   EXHIBIT INDEX

No.      Description                                                    Page
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1.       Stock Purchase Agreement dated as of January 28, 1998 between the
         Company, AVM and III (incorporated by reference from Annex A of the Company's Proxy Statement mailed to stockholders on or about June 17,
         1998).

2. Certificate of Amendment of the Certificate of Incorporation of the Company.

3. Note 7 to the financial statements of the Company for the period ended March 31, 1998 (incorporated by reference from the Company's Quarterly Report on Form 10-Q for the period ended March 31, 1998).